UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2014

Energy Recovery, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Dr. San Leandro, CA 94577

(Address if Principal Executive Offices)(Zip Code)

510-483-7370

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 24, 2014, the Compensation Committee of the Board of Directors of Energy Recovery, Inc. (the “Company”) approved the Annual Incentive Plan (the “Plan”) for 2014. The Plan is intended to incentivize performance in 2014 as the Company continues its aggressive launch into other fluid flow markets such as oil and gas. Full funding of the bonus pool (the “Targeted Annual Bonus Pool”) requires the Company to achieve key corporate objectives outlined by the Compensation Committee ("Objectives") designed to accelerate penetration into key new markets while continuing the Company’s market leadership in reverse-osmosis desalination. At the end of the 2014 fiscal year, the Compensation Committee will evaluate the Company’s performance against the Objectives and approve the amount of the annual incentive plan payout, in its sole discretion, which may be greater or lower than the Targeted Annual Bonus Pool depending on performance.

Under the Plan, the amount that would be paid to the executives if the Objectives are met is based on a percentage of their annual base salaries earned for the plan year. The percentage of annual base salary payable at maximum for each of the executives included as named executives in the Company’s 2013 Proxy Statement filed April 26, 2013 is stated in the table below:

Name	Percent of Annual Base Salary at Minimum Payout (1)	Percent of Annual Base Salary at Target Payout	Percent of Annual Base Salary at Maximum Payout (2)
Thomas S. Rooney, Jr. (3)	−	−	−
Alexander J. Buehler	−	60%	60%
Borja Sanchez-Blanco	−	60%	60%
Dr. Prem Krish	−	60%	60%
Nocair Bensalah	−	30%	30%

(1)	Amounts not determinable as payout would be allocated among certain limited participants who exhibit extraordinary performance and who may or may not be one of these participants.
(2)	Amount could be higher if the Compensation Committee, in its sole discretion, approves a greater amount in recognition of extraordinary performance.
(3)	Mr. Rooney will not participate in the 2014 Plan.

Item 9.01     Financial Statements and Exhibits.

Exhibits
10.1	Energy Recovery, Inc. Annual Incentive Plan (Schedule A of this document will be provided to the Securities and Exchange Commission upon request)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

ENERGY RECOVERY, INC.
(Registrant)

Date: April 30, 2014	/s/ Alexander J. Buehler
Alexander J. Buehler
(Chief Financial Officer)

INDEX TO EXHBITS

Exhibit
Number	Description
10.1	Energy Recovery, Inc. Annual Incentive Plan (Schedule A of this document will be provided to the Securities and Exchange Commission upon request)